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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549-1004

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


            Date of report
(Date of earliest event reported)                      July 31, 2000


                               Visteon Corporation
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             (Exact name of registrant as specified in its charter)


         Delaware                      1-15827                    38-3519512
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                            Identification No.)


5500 Auto Club Drive, Dearborn, Michigan                                  48126
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code:  (800) 847-8366



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          (Former Name or Former Address, if Changed Since Last Report)














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ITEM 5.  OTHER EVENTS.

          On August 3, 2000, Visteon Corporation (the "Company") consummated the sale of $1,200,000,000 of debt securities pursuant to Registration Statement No. 333-40034, (the "Registration Statement"). The debt securities were offered on a delayed basis pursuant to Rule 4l5 under the Securities Act of 1933 (the "Act").

          In this connection, the Company entered into an Underwriting Agreement dated July 17, 2000 with Goldman, Sachs & Co. (the "Underwriting Agreement"), a form of which was filed as Exhibit 1 to the Registration Statement. On July 31, 2000, the Company entered into a Pricing Agreement dated that date with Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc. and certain other underwriters named therein (the "Pricing Agreement"), relating to the offering and sale by the Company of two series of debt securities under the Registration Statement: (i)$500,000,000 aggregate principal amount of 7.95% Notes due 2005 and (ii) $700,000,000 aggregate principal amount of 8.25% Notes due 2010 (collectively, the "Securities"). The Securities were sold pursuant to a Prospectus of the Company dated July 19, 2000, together with a Prospectus Supplement of the Company dated July 31, 2000, each in the form filed with the Securities and Exchange Commission effective August 2, 2000 pursuant to Rule 424(b)(5) under the Act. The Securities were issued under an Indenture dated as of June 23, 2000 between the Company and Bank One Trust Company, N.A., as trustee (the "Indenture"), a form of which was filed as Exhibit 4.1 to the Registration Statement. The Underwriting Agreement, the Pricing Agreement, the Indenture, the term sheet establishing the terms of the Securities pursuant to
Section 2.01 of the Indenture, a press release announcing the offering of the Securities and an opinion letter of counsel as to certain tax matters are being filed, in each case, as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits.

               1.1  --   Underwriting Agreement dated July 17, 2000 between the
                         Company and Goldman, Sachs & Co.

               1.2  --   Pricing Agreement dated July 31, 2000 between the
                         Company and Goldman, Sachs & Co., Morgan Stanley & Co.
                         Incorporated, Salomon Smith Barney Inc. and certain other underwriters named therein

               4.1  --   Indenture dated as of June 23, 2000 between the Company
                         and Bank One Trust Company, N.A., as trustee
                         (supercedes Exhibit 4.1 to the Company's Quarterly
                         Report on Form 10-Q for the quarterly period ended
                         June 30, 2000)

               4.2  --   Term sheet establishing the terms of the Securities
                         pursuant to Section 2.01 of the Indenture

               8.1  --   Opinion letter of Dickinson Wright PLLC as to certain
                         tax matters

              23.3  --   Consent of Dickinson Wright PLLC (contained in
                         Exhibit  8.1)

              99.1  --   Press release dated July 31, 2000 announcing the
                         offering of the Securities









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Visteon Corporation


August 16, 2000                 By: /s/ Heidi A. Diebol-Hoorn
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                                    Heidi A. Diebol-Hoorn
                                    Assistant Secretary


























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                                  EXHIBIT INDEX



Exhibit
Number                           Description
-------                          -----------
1.1      --   Underwriting Agreement dated July 17, 2000 between the Company and Goldman, Sachs & Co.,

1.2      --   Pricing Agreement dated July 31, 2000 between the Company
              and Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated,
              Salomon Smith Barney Inc. and certain other underwriters named therein

4.1      --   Indenture dated as of June 23, 2000 between the Company
              and Bank One Trust Company, N.A., as trustee (supercedes Exhibit
              4.1 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2000)

4.2      --   Term sheet establishing the terms of the Securities pursuant to
              Section 2.01 of the Indenture

8.1      --   Opinion letter of Dickinson Wright PLLC as to certain tax matters

23.3     --   Consent of Dickinson Wright PLLC (contained in Exhibit 8.1)

99.1     --   Press release dated July 31, 2000 announcing the offering of the
              Securities